                                                        [Volkswagen Credit Logo]
                                                  [Audi Financial Services Logo]

                                                          3800 Hamlin Road
                                                          Auburn Hills, MI 48326
                                                          Tel. (248) 340-5885
                                                          Fax (248) 340-5387



                       SECURITIES AND EXCHANGE COMMISSION

                             450 Fifth Street, N.W.
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                        Date of Report: December 20, 2001


                         Volkswagen Dealer Finance, LLC.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    EXHIBITS


      Delaware                       33-34266                   38-2748796
      --------                       --------                   ----------

(State of Incorporation)      (Commission File Number)    (IRS Employer Id. No.)


                 3800 Hamlin Road, Auburn Hills, Michigan 48326
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (248) 340-6550

                                      N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events

     The Monthly Servicing Report relating to the Volkswagen Credit Auto Master Owner Trust, Series 2000-1 for the Collection Period ended December 20, 2001, provided to Bank One, as trustee is attached hereto as Exhibit 20 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         Designation          Description                Method of Filing
         -----------          -----------                ----------------

         Exhibit 20     Report for the month ended       Filed with this report.
                        November 30, 2001 provided to
                        Bank One, as trustee under
                        the Volkswagen Credit Auto
                        Master Owner Trust, Series
                        2000-1

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            Volkswagen Credit Auto Master Owner Trust



                            By: Volkswagen Dealer Finance, LLC


                            By: /s/ Timothy J. Flaherty
                               -----------------------------------------
                               Timothy J. Flaherty